August 09, 2011

**Morgan's Restaurants of Pennsylvania, Inc.**
**Morgan's Restaurants of New York, Inc.**
**Morgan's Restaurants of West Virginia, Inc.**
**Morgan's Foods, Inc.**
**Morgan's Restaurants of Ohio, Inc.**
**Morgan's Weirton Foods, Inc.**

Attn: **Ken Hignett**
**Via email (ken.hignett@morgansfoods.com)**

Re: Limited Forbearance and Preliminary Indicative Summary of Terms

Mr. Hignett:

Borrower is in default of certain of its obligations under the Loan as described in the default letter dated July 11, 2011 (such defaults specifically identified, collectively, the "***Existing Default***") and has requested that Lender consider certain amendments or waivers of such Existing Default. Lender is willing to enter into discussions regarding the Existing Default on the terms and conditions specified in this letter. This letter, the "***Loan Schedule***" attached as ***Schedule A***, and the "***Summary of Terms***" attached as ***Schedule B*** (collectively, the "***Letter***") outline certain key terms of a proposed modification relating to the Loan and the Existing Default. Capitalized terms used in this Letter and not otherwise defined herein have the meanings given to those terms in the loan documents relating to the Loan (the "***Loan Documents***").

This Letter is delivered to Borrower at a time when Lender has not undertaken its credit and legal due diligence and analyses with respect to the potential modifications outlined in this Letter nor obtained the approval of Lender's internal credit authorities. Accordingly, this Letter will be used as the basis for continued discussion, and does not constitute a commitment of, nor shall it be deemed to obligate, Lender or its affiliates in any manner whatsoever, it being understood that Lender, in its sole and absolute discretion, may, at any time and without prior notice to Borrower, modify or withdraw any terms set forth in the Summary of Terms for any reason, including as a result of Lender's continuing due diligence, changes to any of the collateral, changes in market conditions, changes in applicable laws, or changes to the business, operations, prospects or condition (financial or otherwise) of Borrower or any guarantor. This Letter supersedes all prior discussions, writings, indications of interest and proposals previously delivered to Borrower or its representatives, with respect to the proposed modification. Nothing in this Letter is to be construed as constituting tax, accounting or legal advice by Lender or its affiliates to any person.

**BORROWER UNDERSTANDS THAT LENDER DOES NOT COMMUNICATE LOAN MODIFICATION APPROVALS, WAIVERS, CONSENTS OR COMMITMENTS ORALLY, AND BORROWER SHOULD NOT RELY ON ANY ORAL COMMUNICATION OF SUCH MATTERS.**

Any modification of the Loan, including any waiver of any defaults or provisions of the loan documents for such Loan, will be subject to satisfaction, in Lender's sole discretion, of such conditions precedent as Lender shall specify, including satisfactory due diligence, execution of definitive documentation, ratification of the modification by all guarantors and re-affirmation by such guarantors of their guaranties, and payment to Lender of a modification and consent fee in the amount of $27,000 per month of Interest Only used plus all of Lender's out of pocket costs and expenses, including outside counsel fees and other expenses customary in such transactions.

Borrower agrees to keep the terms of this Letter confidential and not disclose the terms hereof to any third party, except to the extent such disclosure is required by relevant law or a court order. Furthermore, discussions or negotiations regarding this Letter and the terms of any restructure are in the nature of settlement negotiations and, therefore, Borrower agrees that statements made by Lender or its representatives or agents in the course of such discussions or negotiations may not be used as proof of admissions of liability or for other evidentiary purposes.

In order for Lender to proceed with its consideration of this request, Borrower agrees to deliver to Lender a deposit in the amount of $5,000 (the "***Deposit***"). The Deposit is non interest-bearing and is to be paid to Lender in the manner specified in the Deposit Remittance form attached to this Letter at such time as Borrower returns a signed copy of this Letter to Lender. The Deposit, less costs and expenses, will be returned to Borrower if the parties do not enter into a definitive modification agreement with respect to the Loan; otherwise the Deposit will be applied to pay Lender's costs, fees, and expenses.

As consideration for Borrower's agreements set forth above, Lender shall forbear from exercising its rights and remedies under the Loan Documents until the earlier of (a) failure of Borrower to return this letter, fully executed, to Lender by the date referenced below; (b) the occurrence of a default or event of default under the Loan Documents other than the Existing Default (such a default, a "***Subsequent Default***"); (c) without limiting the generality of the foregoing, Borrower's failure to make any payment described below, when due or (d) October 31st (such period, the "***Forbearance Period***"). Notwithstanding any provision in the Loan Documents requiring written notice from Lender prior to Lender pursuing its rights or remedies under the Loan Documents or applicable law, upon the occurrence of a Subsequent Default, the Forbearance Period shall automatically expire and Lender shall immediately be entitled to pursue its rights and remedies under any or all of the Loan Documents and applicable law, all without any further notice or opportunity to cure.

On each regularly scheduled payment date to occur within the Forbearance Period, Borrower shall pay to Lender the payments as outlined in Schedule B.

Please confirm the Borrower's agreement with the terms and conditions of this Letter by signing this Letter below and delivering a copy of the signed Letter no later than July 29, 2011 and the Deposit no later than August 10th, 2011. If Lender does not receive your acknowledgment to the outlined terms by this date, Lender will consider the Borrower's request to modify the Loan on the terms set forth above withdrawn and any forbearance granted by Lender terminated.

Sincerely,

***Wells Fargo Bank, N.A.****, as Indenture Trustee, pursuant to that certain Indenture dated as of November 1, 1999*

*By:* **GE CAPITAL FRANCHISE FINANCE CORPORATION,** *a Delaware corporation, as Attorney-in-Fact and Master and Special Servicer pursuant to that certain Servicing Agreement dated as of November 1, 1999*

*By:* ______________________

Printed Name: Eric Tyler

Its Authorized Signatory

**By: General Electric Capital Corporation,** a Delaware Corporation

By: ______________________
Printed Name: Eric Tyler
Its Authorized Signatory

Accepted and agreed,
this 10TH day of AUGUST, 2011, by:

**BORROWER:**

**Morgan's Restaurants of Ohio, Inc.,**
an Ohio corporation

By: ______________________
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

**Morgan's Restaurants of Pennsylvania, Inc.,**
a Pennsylvania corporation

By: ______________________
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

**Morgan's Restaurants of West Virginia, Inc.,**
a West Virginia corporation

By: ______________________
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

**Morgan's Foods of Missouri, Inc.,**
a Missouri corporation

By: ______________________
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

**Morgan's Restaurants of New York, Inc.,**
a New York corporation

By: Kenneth L. Hignett
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

**Morgan's Weirton Foods, Inc.,**
an Ohio corporation

By: Kenneth L. Hignett
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

**GUARANTOR:**

**Morgan's Foods, Inc,**
An Ohio corporation

By: Kenneth L. Hignett
Printed Name: KENNETH L. HIGNETT
Its: SR. VP, CFO + SEC'Y.

## DEPOSIT REMITTANCE

Please note that Lender ***DOES NOT ACCEPT*** cash, cashier's checks, certified checks, official bank checks, teller's checks, traveler's checks or money orders and that Deposits sent in such form will be returned at Borrower's risk.

The aggregate total of all Deposits should be remitted to ***General Electric Capital Corporation,*** using one of the following alternatives:

**By regular mail, addressed as follows:**
Bank of America
P.O. Box 848319
Dallas, TX 75284-8319
PLEASE SUBMIT THIS PAGE WITH YOUR DEPOSIT PAYMENT

**By overnight delivery service, addressed as follows:**
Bank of America
Lockbox 848319
1950 N. Stemmons Fwy, Ste 5010
Dallas, TX 75202
PLEASE SUBMIT THIS PAGE WITH YOUR DEPOSIT PAYMENT

**By wire transfer, as follows:**
GE Capital Franchise Finance
Account No. 50268523
ABA Routing No. 021001033
Bank: Deutsche Bank/Bankers Trust
New York, NY
Reference: Morgan's Restructure Deposit

Remittance Amount $5,000

**SCHEDULE A**

| Borrower, guarantor or other credit party | Loan Contract No. (collectively, the "*Loan*") | Current Loan Holder (collectively "*Lender*") |
|---|---|---|
| Morgan's Foods of Missouri, Inc.<br>Morgan's Restaurants of Pennsylvania, Inc.<br>Morgan's Restaurants of Ohio, Inc.<br>Morgan's restaurants of New York, Inc.<br>Morgan's Restaurants of West Virginia, Inc.<br>Morgan's Foods of Missouri, Inc.<br>Morgan's Weirton Foods, Inc.<br>Morgan's Foods, Inc. | 435296<br>435297 | General Electric Capital Corporation |
| Morgan's Foods of Missouri, Inc.<br>Morgan's Restaurants of Pennsylvania, Inc.<br>Morgan's Restaurants of Ohio, Inc.<br>Morgan's Foods, Inc. | 435457 | General Electric Capital Corporation |
| Morgan's Restaurants of Ohio, Inc. | 434793 | CNL Funding 99-1, LP |
| Morgan's Restaurants of Ohio, Inc. | 434792 | CNL Funding 99-1, LP |
| Morgan's Restaurants of Ohio, Inc. | 434794 | CNL Funding 99-1, LP |
| Morgan's Restaurants of Pennsylvania, Inc. | 434796 | CNL Funding 99-1, LP |
| Morgan's Restaurants of Pennsylvania, Inc. | 434797 | CNL Funding 99-1, LP |
| Morgan's Restaurants of Pennsylvania, Inc. | 434795 | CNL Funding 99-1, LP |
| Morgan's Weirton Foods, Inc. | 434798 | CNL Funding 99-1, LP |

**SCHEDULE B**
**SUMMARY OF TERMS**

**FOR DISCUSSION PURPOSES ONLY**

**THIS TERM SHEET, WHICH IS SUBJECT TO THE TERMS OF THE LETTER TO WHICH IT IS ATTACHED, OUTLINES CERTAIN KEY TERMS OF A PROPOSED AMENDMENT BY AND AMONG BORROWER, LENDER AND ANY GUARANTOR. PRESENTATION OF THIS TERM SHEET IS FOR DISCUSSIONS PURPOSES ONLY AND SHALL NOT CONSTITUTE A WAIVER OF ANY EXISTING DEFAULT OR EVENTS OF DEFAULT UNDER THE APPLICABLE LOAN AGREEMENTS, OR AN AGREEMENT TO OTHERWISE AMEND THE TERM OF ANY LOAN. THE OUTLINED TERMS ARE SUBJECT TO CHANGE OR MODIFICATION. THIS TERM SHEET IS NEITHER A PROPOSAL NOR A COMMITMENT AND IS FOR DISCUSSION PURPOSES ONLY. ANY AMENDMENT TO THE LOAN AGREEMENTS WILL BE SUBJECT TO ALL APPROVALS REQUIRED BY LENDER. LENDER CANNOT GUARANTEE THAT ANY SUCH APPROVALS WILL BE OBTAINED ON THESE TERMS. THIS SUMMARY OF TERMS IS ALSO FOR SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO ALL STATE AND FEDERAL EVIDENTIARY RULES REGARDING SETTLEMENT DISCUSSIONS.**

| PROVISION | PROPOSED AMENDMENT |
|---|---|
| Deposit | $5,000 (see body of agreement for details) |
| Monthly Payments | Borrower has made regular monthly payments at values less than full principal and interest which Lender has applied to equate full principal and interest payments through May.<br><br>Interest Only Payments. Interest only would be due under the Loan for the period commencing in June 2011, and continuing through and including up to August 2012 (the "***Interest Only Period***"). June payment date would be July 29th. July payment would be due by August 28th and August September 28th.<br><br>After the Interest Only Period, Borrower shall make monthly payments of principal and interest. |
| Consent Fee/ Late Fee Waiver | A Consent Fee of $27,000 per month (up to three months) of Interest Only used would be charged. The Consent Fee would be due August 15th (if June I/O used), September 15th (if July I/O used), October 15th (if August I/O used).<br><br>Late fees from payments made from April through September would be waived as long as payment is made as scheduled in this agreement. |
| Financial Covenants | All previous financial covenant defaults would be waived. Additionally, covenant financial covenant compliance would be waived during the Forbearance Period, although reporting would still be required. |
| Prepayment Fee Waiver | All prepayment fees associated with the borrower refinancing debt would be waived provided: 1) other lenders also waive their associated prepayment fees, 2) refinancing is executed before 12/31/2011, 3) all loan contracts are paid off. |